Corporate Presentation June 22, 2009 Exhibit 99.1

Forward Looking Statements
www.rexenergy.com |   NASDAQ: REXX 2
This document contains forward-looking statements. All statements other than statements of historical facts included in this document, including but not limited to, statements regarding our future financial position, business strategy, budgets, projected costs, savings and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or
“continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by us in those statements include, among others, (i) the deteriorating economic conditions in the United States and globally, (ii) the difficult and adverse conditions in the domestic and global capital and credit markets, (iii) domestic and global demand for oil and natural gas, (iv) sustained or further declines in the prices we receive for our oil and natural gas adversely affecting our operating results and cash flow, (v) the effects of government regulation, permitting and other legal requirements, (vi) the quality of our properties with regard to, among other things, the existence of reserves in economic quantities, (vii)
uncertainties about the estimates of our oil and natural gas reserves, (viii) our ability to increase our production and oil and natural gas income through exploration and development, (ix) our ability to successfully apply horizontal drilling techniques and tertiary recovery methods, (x) the number of well locations to be drilled, the cost to drill and the time frame within they will be drilled, (xi) drilling and operating risks, (xii) the availability of equipment, such as drilling rigs and transportation pipelines, (xiii) changes in our drilling plans and related budgets and (xiv) the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this document. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

www.rexenergy.com |   NASDAQ: REXX 3
Rex Energy Overview
• Market Cap
(1)
: $215.6 million
• Total Debt
(2)
: $5 million
• Cash on Hand
(2)
: $4 million
• Proven Reserve Base
(3)
:
11.0 MMBOE (65.9 Bcfe)
53% oil
65% proved developed
• Average Daily Production
(2)
:
2,579 BOE (78% oil)
1. Based on closing price on June 18, 2009 of $5.85 and 36,851,562 shares outstanding.
2. As of first quarter 2009.
3. As of December 31, 2008. Does not include Southwestern Region.
4. 44,000 net acres subject to 50% reduction in the event Williams fulfills its obligations under the participation and exploration agreement
Lawrence Field
ASP Flood
Project
~78,000 gross
(69,150 net)
(4)
Marcellus Shale
“Fairway” acres

www.rexenergy.com |   NASDAQ: REXX 4
Current Hedging Summary
Year Volume
% of Current Avg.
Production
(1)
Average Floor Average Ceiling
Crude Oil
July – Dec ‘09 300 MBbls 83% $63.78 $75.75
2010 588 MBbls 85% $62.71 $79.31
2011 156 MBbls 23% $65.00 $100.50
Natural Gas
July – Dec ‘09 660 MMcf 108% $6.73 $8.46
2010 1.32 Bcf 120% $7.14 $9.63
2011 1.08 Bcf 109% $7.33 $12.29
2012 360 MMcf 40% $6.00 $7.36
1. Based on first quarter 2009 average monthly production

Historical Highlights
www.rexenergy.com   |   NASDAQ: REXX 5
Production
460
664
901
949
0
200
400
600
800
1,000
2005 2006 2007 2008
Revenue
20.1
34.5
52.0
68.0
$0
$20
$40
$60
$80
2005 2006 2007 2008
EBITDAX
6.3
14.7
22.1
29.1
$0
$5
$10
$15
$20
$25
$30
$35
2005 2006 2007 2008
Proved Reserves
7.1
12.5
14.1
11.0
0.0
2.0
10.0
16.0
2005 2006 2007 2008
$10
$30
$50
$70
4.0
6.0
8.0
12.0
14.0

Updated Capital Budget
$41 Million Capital Budget for 2009
Approximately 72% allocated to Marcellus Shale
• Entered into join venture “drill to earn” deal with Williams Companies in
Westmoreland & Clearfield areas
• Drilling 8 gross Westmoreland and Clearfield County horizontal wells with 1 well already completed in Butler County
• Continue to expand acreage and infrastructure to support Marcellus Shale exploration
Approximately 28% allocated to Illinois Basin
• Drill 5-10 conventional, shallow oil wells drilled or recompleted
• Continue development of ASP Flood Project
Design the first full scale Bridgeport ASP Flood unit with plans to commence injection in 2010
Test the effectiveness of colloidal gel in the Cyprus formation in conjunction with traditional water-flooding
www.rexenergy.com |   NASDAQ: REXX 6

www.rexenergy.com |   NASDAQ: REXX 7
Strong Capital Structure
Peers include: AEZ, AREX, ATPG, BEXP, BRY, CFW, CPE, CRZO, CWEI, DBLE, DPTR, GDP, GMET, GMXR, ME, NGAS,
PETD, PLLL, PQ, RAME, SFY, SGY, TEC, TXCO, VQ, WRES
Debt to Market Capitalization
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
500%
550%
600%
Median: 196%

Marcellus Shale Overview
• Acreage
Approximately 78,000 gross (69,150 net) (1) acres in areas of active Marcellus Shale exploration in Pennsylvania
Approximately 13% of acreage is held by production
High percentage of undeveloped acreage has ~5 years remaining on primary term
• Schlumberger Data & Consulting Services Reserve Evaluation
~951 Bcfe of proved, probable & possible reserves (16.4 Bcfe proved)
• Vertical Wells
Completed 5 vertical wells to date
Achieved a 1.8 MMcf/day initial rate on most recent
• Horizontal Wells
First horizontal well complete
Second horizontal well awaiting completion
www.rexenergy.com |   NASDAQ: REXX 8
1. 44,000 net acres subject to 50% reduction in the event Williams fulfills its obligations under the participation and exploration agreement

www.rexenergy.com |   NASDAQ: REXX 9
Leverage to the Marcellus Shale
With 69,150
(1)
Net
“Fairway” acres, Rex
Energy has a greater
proportion of
Marcellus Shale
acres in relation to
its size than most all
of its peers
(2)
in the
play.
1. 44,000 net acres subject to 50% reduction in the event Williams fulfills its obligations under the participation and exploration agreement
2. Marcellus Peers include: ATN, CHK, CXG, COG, CRZO, EOG, EQT, NFG, RRC, SGY, SWN, XCO, XTO
Net Marcellus Acres per $1 MM Market
0
50
100
150
200
250
300
350
Capitalization

Joint Venture with Williams
Rex Energy entered into a joint venture with Williams Appalachia, a wholly owned subsidiary of the Williams Companies, to jointly develop certain areas of Rex Energy’s
Marcellus Shale properties
Williams can acquire a 50% interest in approximately 44,000 gross (44,000 net)
acres in Westmoreland, Clearfield and Centre County, Pennsylvania subject to its fulfillment of its carry obligations
Acreage valued at $1,500 per net acre
Williams will bear 90% of all drilling and completion costs in the project areas until it has invested approximately $74 million
• $33 million on behalf of Rex Energy
• $41 million for Williams’ 50% share of the wells
• Williams must fund the carry prior to December 31, 2011 or make a cash payment to Rex
Energy for remaining balance
• Williams may terminate the agreement after drilling minimum of 10 horizontal wells by paying 40% of the remaining carry balance in cash
Pipeline, gathering & geophysical expenses to be paid 50/50
Each party can participate for 50% in future lease acquisitions within the area of mutual interest boundaries
Rex Energy will operate though 2009 and Williams will operate thereafter
www.rexenergy.com |   NASDAQ: REXX 10

CRAWFORD
WARREN
MCKEAN
POTTER
TIOGA
BRADFORD
SUSQUEHANNA
WAYNE
WYOMING
SULLIVAN
PIKE
VENANGO
ELK
CAMERON
CLINTON
CLARION
JEFFERSON
CLEARFIELD
CENTRE
UNION
MONTOUR
NORTHUMBERLAND
MONROE
CARBON
BUTLER
ARMSTRONG
SNYDER
SCHUYLKILL
NORTHAMPTON
LEHIGH
ALLEGHENY
INDIANA
CAMBRIA
BLAIR
HUNTINGDON
BUCKS
WASHINGTON
WESTMORELAND
MONTGOMERY
SOMERSET
BEDFORD
PHILADELPHIA
DELAWARE
FRANKLIN

REX ENERGY®

Marcellus Shale Overview
www.rexenergy.com |   NASDAQ: REXX 11
Range Resources
Atlas Energy
CNX Gas
XTO Energy
Exco Resources
Anadarko
Carrizzo
Chesapeake
Range Resources
Chief
Cabot
Phillips
Butler
•
~21,250 Net
Acres
•
2 Verticals
Completed
(~775 Mcfd IP)
•
~ 5,000 ft. deep
•
~75 ft. thick
Fayette
•
~4,150 Net Acres
•
Majority of Acreage is
HBP’d
•
~7,500 ft. deep
•
~ 125 – 135 ft. thick
Westmoreland
•
~15,450 Net Acres*
•3 Verticals Completed
•
1.8 MMcfd IP
•
~8,000 ft. deep
•
~ 135 – 165 ft. thick
Clearfield/Centre
• ~28,300 Net Acres*
•
~8,800 ft. deep
•
~ 150 – 300 ft. thick
Marcellus Shale
Rex Energy Areas
East Resources
EOG/NFG
* Net acreage subject to 50% reduction in the event Williams fulfills its obligations under the participation and exploration agreement

Marcellus Shale Gas Marketing
• Butler County
Phase I of processing plant completed and awaiting final permit
• 3 – 5 MMcfd initial capacity with ability to scale up to 25 MMcfd
Dominion line
• Tap in place for initial capacity of up to 20 MMcfd
• Approximately 1 mile from acreage
• Westmoreland County
Dry Gas/ Treatment Plant Not Required
Dominion/Peoples Line
• 2 Taps in place with up to 18 MMcfd capacity
Equitrans line
• Approximately 4 miles from acreage
• Installing 2 taps with up to 8 MMcfd capacity each
Texas Eastern line
• Approximately 8 miles from acreage
• Rights of way in place for future capacity needs
• Clearfield/Centre County
Dry Gas/ Treatment Plant Not Required
Columbia 1711 line
• Approximately 1 mile from acreage
• Tap site secured. Tap being installed 3 quarter 2009  with up to 50 MMcfd initial capacity
Dominion line
• Approximately 12 miles from acreage for additional future capacity needs
www.rexenergy.com |   NASDAQ: REXX 12
rd

2009 Marcellus Drilling
• Drill 6-8 horizontal wells
2,500 – 3,000 foot laterals
5 – 8 stage completions
• Union Drilling Fit-for-Purpose Rig
Delivered
• First horizontal well in Butler County,
PA complete
• In Westmoreland County, second
horizontal well awaiting completion
Plan to drill 5 wells in 2009 in
Westmoreland County
• Finish in Clearfield County late second
half of 2009
• Drilling permits in hand for 2009
program
www.rexenergy.com |   NASDAQ: REXX 13

Rate of Return vs. Gas Price
4.0 MMCFD I.P. & 4.0 BCF Reserve
3.5 MMCFD I.P. & 3.5 BCF Reserve
3.0 MMCFD I.P. & 3.0 BCF Reserve
2.5 MMCFD I.P. & 2.5 BCF Reserve
IRR
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
Nymex Gas Price

1. Does not represent proven reserves.  Our results may vary significantly.
2. Assumes 160 acres at $2,000 per acre.
14
Conceptual Marcellus Economics
(1)
Assumptions:
•Horizontal Well
•Working Interest: 100%
•Revenue Interest: 84%
•D&C Cost: $4.0 MM
•Lease Costs: $320,000
(2)
•Lift Costs: $3,000/mo
•Type Curve: Hyperbolic
(Barnett Type)
www.rexenergy.com |   NASDAQ: REXX 14

ILLINOIS
INDIANA
PRAIRIE CREEK
FAIRBANKS
DOME MARTS
ST. JAMES
LAWRENCE
ELNORA
WEST KENNER
BRIDGEPORT (OFFICE)
GRIFFIN CONSOLIDATED
WELBORN CONSOLIDATED
RAPTURE SOUTH
LAMOTT CONSOLIDATED

REX ENERGY®

Illinois Basin Operations
• Largest oil producer in the Illinois
Basin
• Drilling success rates of greater than
99% in numerous shallow pay zones
• Tertiary recovery potential with Alkali-
Surfactant-Polymer flooding
• Inventory of 175 gross (174 net) PUD
& PDNP locations with multiple non-
proved offset locations
Average Well Depth: 1,500 feet
Average Well Cost: $180,000
Average IP Rate: 15 – 30 Bbls/day
Average Net Reserves per Well:
11,900 BBls
Average F&D Costs: $15.00/Bbl
www.rexenergy.com |   NASDAQ: REXX 15

Lawrence Field ASP Project
• Discovered in 1906, the Lawrence Field is believed to have original oil in place of approximately one billion barrels. The field has the largest cumulative production in the State of Illinois, totaling over 400
MMBbls.
• The Cypress formation has yielded an estimated 200 MMBbls in the Lawrence Field. The Bridgeport formation is Pennsylvanian in age and has yielded an estimated 140 MMBbls.
• There have been two successful Surfactant-Polymer pilot tests in the field to date done by Marathon in the 1970s and 1980s (one each in the Cypress and Bridgeport zones).
• In 2007-2008 Rex Energy completed 26 core-flood tests with ASP chemicals from cores taken in the
Lawrence Field which achieved recoveries of up to 21% and 24% of the original oil in place in the
Cypress and Bridgeport Sandstones respectively.
• During 2008, Rex Energy completed construction of an ASP injection plant in the Lawrence Field and commenced ASP injection operations in May 2008 on two pilot 3.6 acre tests (Bridgeport and Cypress
Sandstones).
• Based on detailed geological mapping and ASP core studies done in the field, Netherland Sewell &
Associates has identified 27 units with ~39 MMBbls in potential reserves recoverable through ASP flooding in only the northern and central portion of the field
www.rexenergy.com |   NASDAQ: REXX 16

BOPD
Oil Cut
350
300
250
200
150
100
50
0
45.00%
40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Jan-82
Jan-83
Jan-84
Jan-85
Jan-86
Jan-87
Jan-88
Jan-89
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
BOPD
Oil Cut

REX ENERGY®

17
Robins Surfactant-Polymer Pilot
• In 1982, Marathon began a
25-acre, surfactant-
polymer pilot on the Robins
Lease in the Lawrence Field
• The project produced an
estimated 450,000
incremental barrels from
25-acres within the 13,500
acres of the Lawrence Field
• During the 6 year period of
chemical injection, the
production rose from 7
Bbl/day to 370 Bbl/day and
the oil cut increased from
1% to ~23%
• The project recovered an
incremental 21% of the
original oil in place
www.rexenergy.com |   NASDAQ: REXX
Oil Production & Oil Cut Plot
of Robins 102-B 25-Acre Surfactant-Polymer Pilot
17

Oil (Bbls)
Oil Cut
7 per. Mov. Avg. (Oil (Bbls))
7 per. Mov. Avg. (Oil Cut)
Oil Rate (Bbls/d)
Oil Cut
0
5
10
15
20
25
30
35
40
45
50
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
May-08
Jun-08
Aug-08
Oct-08
Dec-08

Oil (Bbls)
Oil Cut
7 per. Mov. Avg. (Oil (Bbls))
7 per. Mov. Avg. (Oil Cut)
Oil Rate (Bbls/d)
Oil Cut
0
5
10
15
20
25
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
May-08
Jul-08
Oct-08
Jan-09

18
Rex Energy ASP Pilots
• Bridgeport Sandstone Pilot (3.6 acres)
Chemical injection commenced May 1, 2008
Analysis indicates up to 80% of the residual oil
was swept through the ASP process
Highest recorded oil cut to date achieved by any
well in the pilot was ~15%
Oil production rose from ~1 barrel per day to a
peak of ~65 barrels per day
• Cypress Sandstone Pilot (3.6 acres)
Chemical Injection commenced May 1, 2008
Analysis indicates reservoir heterogeneity
adversely effected sweep efficiency
Highest recorded oil cut to date achieved by any
well in the pilot was ~20%
Oil production rose from ~2 barrel per day to a
peak of ~28 barrels per day
Sweep efficiency continues to improve when
polymer only phase commenced in December
2008
www.rexenergy.com |   NASDAQ: REXX 18

BGPT B Potential Flood Targets

BGPT A Potential Flood Targets
Thickness

Middle Cypress Potential Flood Targets
Thickness

19
Lawrence Field ASP Potential
www.rexenergy.com |   NASDAQ: REXX 19
• Throughout 2008, Rex Energy worked with
Netherland Sewell & Associates to build a three
dimensional geological model of the Lawrence
Field.
• Analysis completed by NSAI has identified 18
target sandbodies of significant size in Lawrence
field:
9 sandbodies with Bridgeport A & B
9 sandbodies within Upper & Middle Cypress
• Southern portion of the field is currently under
evaluation
• Sandbodies have a minimum area of 60 acres and
a minimum net thickness of 15’
• 18 sandbodies are broken down into 27 separate
Floods:
15 within Bridgeport A & B
12 within Middle and Lower Cypress

20
NSAI Identified Lawrence Field ASP Floods
www.rexenergy.com |   NASDAQ: REXX 20
Unit Name Sandstone Area (acres) Pore Volume (res bbl) Oil Recovery (bbl)
(1)
ASP - Brg B Sect 5 Bridgeport 500 30,543,246 3,869,829
ASP - Brg A Sect 32 Bridgeport 126 6,322,770 801,095
ASP - Brg A NLU NW Bridgeport 354 16,654,487 2,110,123
ASP - Brg A NLU NE Bridgeport 354 16,654,487 2,110,123
ASP - Brg A NLU SW Bridgeport 354 16,654,487 2,110,123
ASP - Brg A NLU SE Bridgeport 354 16,654,487 2,110,123
ASP - Brg B Sect 18N Bridgeport 475 16,536,177 2,095,134
ASP - Brg B Sect 18S Bridgeport 475 16,536,177 2,095,134
ASP - Brg B Sect 30 Bridgeport 134 4,608,252 583,866
ASP - Brg B Sect 32 Bridgeport 351 12,707,604 1,610,053
ASP - Brg B Sect 31 Bridgeport 403 10,768,104 1,364,319
ASP - Brg B Sect 19S Bridgeport 178 4,367,754 553,394
ASP - Brg B Sect 19N Bridgeport 274 6,555,510 830,583
ASP - Brg B Sect 29 Bridgeport 160 3,506,616 444,288
ASP - Brg B Sect 12 Bridgeport 242 3,661,776 463,947
ASP - MCyp Sect 32 Cypress 147 5,438,358 689,040
ASP - Mcyp Sect 29 Cypress 251 9,294,084 1,177,560
ASP - MCyp NLU N  Cypress 437 16,448,900 2,084,076
ASP - MCyp NLU S Cypress 437 16,448,900 2,084,076
ASP - MCyp NLU W Cypress 437 16,448,900 2,084,076
ASP - MCyp NLU E Cypress 437 16,448,900 2,084,076
ASP - MCyp Sect 31 Cypress 73 2,583,414 327,319
ASP - MCyp Team N Cypress 289 10,038,852 1,271,923
ASP - MCyp Sect 18 Cypress 353 12,117,996 1,535,350
ASP - MCyp Sect 8 Cypress 104 3,180,780 403,005
ASP - MCyp Team S Cypress 60 1,768,824 224,110
ASP - LCyp 1 Cypress 430 18,122,688 2,296,145
8,189 311,072,530 39,412,890
• Oil Recovery assumes
12.7% PV recovery
• Estimated F&D Costs:
~$30/Bbl
• Estimated IRR at
$50/Bbl: 28%
• Northern and central
portion of the field
only; Southern region is
currently under
evaluation
1. Assumes 12.7% PV recovery from ASP flooding.  Does not represent proven reserves.

REX ENERGY
MIDDAGH ASP
GRIGGS / MIDDAGH PILOT AREA
SE NW sect 32
FEET
MIDDAGH, ROBERT

REX ENERGY®

21
Initial Bridgeport Unit
www.rexenergy.com   |   NASDAQ: REXX 21
• The company is in the process of designing
the first operational ASP unit in the
Bridgeport Sandstone  to commence
chemical injection during the first half of
2010
• The initial unit is smaller than future units to
reduce capital required, while still large
enough to show the potential for the field
• Anticipated Unit Characteristics:
Flood Area: 33 acres initially, expandable into
140 acres after initial results are analyzed
Staggered line drive pattern with 6 Injector
wells and 3 producing wells
3.6 acre well spacing
Capital Investment: $2.5 million
Operating Expenses: $4,000/month
Base Case Recovery Factor Assumed: 12.7% PV
Peak Production: 270 Bbls per day
Time to Peak Production: 10 months from
commencement
1. Assumes 12.7% PV recovery from ASP flooding.  Does not represent proven reserves.
Oil Price IRR Payout
(Mos)
Recovered
Bbls
$50 28% 21 82,000
$60 63% 18 82,000
$75 118% 16 82,000
Base Case Anticipated Economics:

Why Invest in Rex Energy?
• Significant Growth Opportunities:
Marcellus Shale
• 69,150 net “Fairway” acres
(1)
• ~935 Bcfe in probable & possible reserves at year-end 2008
Lawrence Field ASP Flood potential
• ~39 million barrels in potential reserves in northern & central portions of field
• Southern portion of the field still under evaluation
Low risk developmental drilling inventory
• Strong Financial Position:
$5 million in debt drawn on line of credit with $80 million borrowing base as of
March 31, 2009
Strong hedging position with 90% current production hedged through 2010
$4 million in cash on hand as of March 31, 2009
Carried interest in Marcellus wells into to significant project areas
www.rexenergy.com |   NASDAQ: REXX 22
1. 44,000 net acres subject to 50% reduction in the event Williams fulfills its obligations under the participation and exploration agreement